DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Municipal Cash
Management Plus. For its annual reporting period ended December 31, 1995, your Fund's Class A shares produced a yield of 3.79% and Class B shares generated a 3.54% yield for this period. Income dividends of approximately
$.038 per share were paid during the period for Class A shares and $.035 for Class B shares. Reinvesting these dividends and calculating the effect of compounding resulted in effective yields of 3.85% and 3.59% for Class A shares and Class B shares, respectively.* These dividends were exempt from Federal personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%.
Major incentives for this additional reduction were the inflation report in November - the increase in the Consumer Price Index was flat for the first time in 4 1/2 years - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year.
Weakening retail sales and a very modest gain in industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries and the continued trend of corporate cost-related layoffs.
The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November,the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal
Reserve. Now the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
MARKET ENVIRONMENT
    In addition to the impact on the short-term municipal market of action taken by the Fed, technical factors (i.e., supply/demand) contributed to a significant strengthening of market conditions in late June and early July.
Demand exceeded supply during this time and short-term yields on municipal issues dropped accordingly.

    In the fall, rates on short-term issues settled into a trading range.
However, a steady interchange of variable rate demand notes (VRDNs) between corporate holders and municipal money market funds kept rates on these securities attractive, which resulted in an inverted yield curve (rates on shorter maturities were higher than rates on longer issues) during most of the season. Despite the year's second easing move by the Fed in early
December, rates on VRDNs trended even higher toward year-end. This is a seasonal occurrence which (as prior years have demonstrated) reverses dramatically in January as cash returns to the money market arena. The
"January effect" leads to a high increase in demand for VRDNs and, accordingly, a substantial drop in yield on the issues as well.
THE PORTFOLIO
    With the inverted yield curve, daily and weekly demand notes yielded moderately more than both commercial paper and notes through most of the period. Our investment strategy involved lengthening the portfolio's maturity, where possible, in order to lock in rates that we felt would outperform variable rate notes early in 1996.
    The commercial paper and one-year note markets provided the means for us to extend your Fund's maturity. However, our success in achieving the desired average maturity was somewhat limited due to a dearth of high quality issues from which to choose. As a result, your Fund's current average maturity still leaves room to extend further should a change in market or supply conditions warrant.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Sincerely,


                         [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
January 16, 1996
New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.
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



DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF INVESTMENTS                                                                                   DECEMBER 31, 1995
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                       AMOUNT           VALUE
                                                                                                   __________      __________
COLORADO-6.8%
Colorado General Fund, Revenue, TRAN 4.50%, Series A, 6/27/96...............                       $10,000,000    $10,039,888
Colorado Student Obligation Bond Authority, Student Loan Revenue, VRDN
    5.20%, Series A (LOC; Student Loan Marketing Association) (a,b).........                         4,400,000      4,400,000
DELAWARE-2.3%
Delaware Economic Development Authority, Revenue, VRDN
    (Hospital Billing Collection)
    5.25%, Series C (Insured; MBIA) (b).....................................                         5,000,000      5,000,000
HAWAII-3.2%
Honolulu City and County, MFHR, VRDN (HaleKua Gardens Project)
    5.70%, Series A (LOC; Bank of Tokyo) (a,b)..............................                         6,891,000      6,891,000
IDAHO-2.4%
State of Idaho, TAN 4.50%, 6/27/96..........................................                         5,000,000      5,016,404
ILLINOIS-4.7%
City of Fulton, Solid Waste Disposal Facilities, Revenue (CGE Fulton Project)
    3.85%, 1/11/96 (Escrowed in; U.S. Treasury Bills).......................                         8,000,000      8,000,000
West Chicago, IDR, VRDN (Acme Printing Ink Project)
    5.50% (LOC; Bank of Tokyo) (a,b)........................................                         2,000,000      2,000,000
IOWA-4.2%
Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co. Project)
    6.10%, Series A (LOC; Swiss Bank Corp.) (a,b)...........................                         9,000,000      9,000,000
KENTUCKY-.7%
Boone County, IDR, VRDN (Curtin Matheson Scientific Project)
    5.30% (LOC; Barclays Bank) (a,b)........................................                         1,500,000      1,500,000
LOUISIANA-11.0%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge
Projects)
    5.50% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)                        10,000,000     10,000,000
Parish of Plaquemines, Environmental Revenue, VRDN
    (British Petroleum Exploration and Oil Project)
    5.15% (Corp. Guaranty; British Petroleum) (b)...........................                         5,500,000      5,500,000
Saint Charles Parish, PCR, VRDN (Shell Oil Co. Project) 5.10%, Series A (b).                         3,400,000      3,400,000
West Baton Rouge Parish Industrial District #3, Revenue, VRDN
    (Dow Chemical Co. Project)
    5.25%, Series A (LOC; Dow Chemical) (a,b)...............................                         4,700,000      4,700,000
MASSACHUSETTS-1.7%
Massachusetts Housing Finance Agency, SFHR 4.15%, 6/1/96 (GIC; FGIC)........                         3,600,000      3,600,000
MICHIGAN-.9%
Michigan Higher Education Student Loan Authority, Revenue, VRDN
    5.40%, Series XII-F (Insured; AMBAC and Liquidity Agreement; Sumitomo
Bank) (b)...................................................................                         2,000,000      2,000,000

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1995
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                  AMOUNT           VALUE
                                                                                                    _______          _______
MINNESOTA-2.6%
Minnesota Housing Finance Agency, Single Family Mortgage
    5.25%, Series F, 1/16/96 (GIC; Bayerische Landesbank)...................                        $5,530,000     $5,530,000
MISSOURI-6.6%
Mexico Industrial Development Authority, Industrial Revenue, VRDN
    (Optec DD USA Inc. Project) 5.225% (LOC; Industrial Bank of Japan) (a,b)                         1,000,000      1,000,000
Missouri Environmental Improvement and Energy Resource Authority, PCR
    (Union Electric Co.) 3.25%, Series A, 6/1/96 (LOC; Swiss Bank Corp.) (a)                         6,500,000      6,500,000
Missouri Higher Education Loan Authority, Student Loan Revenue, Refunding,
VRDN
    5.10%, Series B (Insured; MBIA and Liquidity Facility; Internationale
    Nederlanden Bank) (b)...................................................                         6,500,000      6,500,000
NEW JERSEY-7.9%
New Jersey Sports and Exposition Authority, VRDN
    4.75% (Insured; MBIA and Liquidity Facility; Industrial Bank of Japan) (b)                       7,000,000      7,000,000
State of New Jersey, CP 3.30%, 2/16/96 (LOC; Union Bank of Switzerland) (a).                        10,000,000     10,000,000
NEW YORK-2.3%
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue, CP
    3.55%, 1/25/96 (LOC; Canadian Imperial Bank of Commerce) (a)............                         5,000,000      5,000,000
NORTH CAROLINA-4.5%
Craven County Industrial Facilities and Pollution Control Financing
Authority, VRDN
    (Craven Wood Energy):
      5.05%, Series B (LOC; ABN-Amro Bank) (a,b)............................                         4,600,000      4,600,000
      5.05%, Series C (LOC; Mitsubishi Bank) (a,b)..........................                         5,000,000      5,000,000
OHIO-2.2%
Montgomery County, IDR, VRDN (Modern Industrial Plastics Project)
    5.375% (LOC; Industrial Bank of Japan) (a,b)............................                         1,000,000      1,000,000
Piqua, IDR, VRDN (Berwick Steel Co. Project) 5.10%, (LOC; Sanwa Bank) (a,b).                         3,800,000      3,800,000
RHODE ISLAND-4.7%
State of Rhode Island, TAN 4.50%, 6/28/96 (LOC; Union Bank of Switzerland) (a)                      10,000,000     10,037,950
TEXAS-21.9%
Brazos River Harbor Naval District, Harbor Revenue, VRDN
    (Dow Chemical Co. Project) 5.25% (Corp. Guaranty; Dow Chemical) (b).....                         4,000,000      4,000,000
Greater East Texas Higher Education Authority Inc., Student Loan Revenue,
VRDN:
    5.15%, Series B (LOC; Student Loan Marketing Association) (a,b).........                        10,000,000     10,000,000
    5.25%, Series B (LOC; Student Loan Marketing Association) (a,b).........                         3,000,000      3,000,000
Gulf Coast Industrial Development Authority, SWDR, VRDN
    (Citgo Petroleum Corp. Project) 5.20% (LOC; Nations Bank of Texas) (a,b)                         7,100,000      7,100,000
Gulf Coast Waste Disposal Authority, SWDR, VRDN (Amoco Oil Co. Project)
    5.10% (LOC; Amoco Credit Corp.) (a,b)...................................                         8,100,000      8,100,000

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                   AMOUNT           VALUE
                                                                                                     _______          _______
TEXAS (CONTINUED)
Harris County Industrial Development Corporation, PCR, VRDN (Exxon Corp. Project)
    5.10%, (Corp. Guaranty; Exxon Corp.) (b)................................                        $4,100,000     $4,100,000
Houston, Water and Sewer System Revenue, CP
    3.80%, Series A, 2/20/96 (Liquidity Facility: Swiss Bank Corp. and
    West Deutsche Landesbank)...............................................                         4,000,000      4,000,000
Panhandle-Plains Higher Education Authority Inc., Student Loan Revenue, VRDN
    5.20%, Series A (LOC; Student Loan Marketing Association) (a,b).........                         4,000,000      4,000,000
San Antonio Housing Finance Corporation, VRDN (Sunrise Apartments Project)
    5.25% (LOC; Swiss Bank Corp.) (a,b).....................................                         2,500,000      2,500,000
VERMONT-2.0%
Vermont Industrial Development Authority, IDR, VRDN (Ryegate Project)
    5.10% (LOC; ABN-Amro Bank) (a,b)........................................                         4,300,000      4,300,000
VIRGINIA-2.7%
Charles City and County Industrial Development Authority, Exempt Facility
Revenue,
    VRDN (Chambers Development Virginia Inc. Project)
    5.25% (LOC; North Carolina National Bank) (a,b).........................                         4,200,000      4,200,000
Chesapeake Industrial Development Authority, IDR, VRDN (Sumitomo Mach Co.)
    5.225% (LOC; Sumitomo Bank) (a,b).......................................                         1,500,000      1,500,000
WISCONSIN-4.7%
State of Wisconsin, Operating Notes 4.50%, 6/17/96..........................                        10,000,000     10,037,667
                                                                                                                  -----------
TOTAL INVESTMENTS (cost $213,852,909).......................................                                     $213,852,909
                                                                                                                 =============



DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR     Multi-Family Housing Revenue
CP            Commercial Paper                                   PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               SFHR     Single Family Housing Revenue
GIC           Guaranteed Investment Contract                     SWDR     Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     TAN      Tax Anticipation Notes
LOC           Letter of Credit                                   TRAN     Tax and Revenue Anticipation Notes
MBIA          Municipal Bond Investors Assurance                 VRDN     Variable Rate Demand Notes
                 Insurance Corporation


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
---------                          -----------                    ------------------                  --------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)                         96.3%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                                 3.7
                                                                                                             _______
                                                                                                              100.0%
                                                                                                            ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit. At December 31, 1995, 60.0% of the
    Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, corporations and government agencies.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.





See notes to financial statements.



DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF ASSETS AND LIABILITIES                                                                          DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                      $213,852,909
    Cash....................................................................                                         1,328,241
    Interest receivable.....................................................                                         1,752,549
    Prepaid expenses........................................................                                            16,370
                                                                                                                  ------------
                                                                                                                   216,950,069
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                      $41,763
    Due to Distributor......................................................                        3,065               44,828
                                                                                                  -------        -------------
NET ASSETS  ................................................................                                      $216,905,241
                                                                                                                 =============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $217,061,764
    Accumulated net realized (loss) on investments..........................                                          (156,523)
                                                                                                                 -------------
NET ASSETS at value.........................................................                                      $216,905,241
                                                                                                                 =============
Shares of Beneficial Interest Outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                      194,242,699
                                                                                                                 ============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                       22,819,065
                                                                                                                =============
NET ASSET VALUE per share:
    Class A Shares
      ($194,088,218 / 194,242,699 shares)...................................                                           $1.00
                                                                                                                       =====
    Class B Shares
      ($22,817,023 / 22,819,065 shares).....................................                                           $1.00
                                                                                                                       =====


See notes to financial statements.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF OPERATIONS                                                                            YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $9,174,795
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $461,349
      Distribution fees (Class B shares)-Note 2(b)..........................                         24,719
                                                                                                   --------
          TOTAL EXPENSES....................................................                                            486,068
                                                                                                                     ----------
INVESTMENT INCOME-NET.......................................................                                          8,688,727
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                            (12,665)
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $8,676,062
                                                                                                                    ===========




See notes to financial statements.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                        -------------------------------
                                                                                          1994                   1995
                                                                                        ----------            -----------
OPERATIONS:
    Investment income-net.............................................                 $ 8,090,433           $ 8,688,727
    Net realized (loss) on investments................................                    (143,858)              (12,665)
                                                                                       ------------          -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                   7,946,575             8,676,062
                                                                                       ------------          -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares..................................................                  (7,957,559)           (8,341,265)
      Class B shares..................................................                    (132,874)             (347,462)
                                                                                        -----------          -----------
          TOTAL DIVIDENDS.............................................                  (8,090,433)           (8,688,727)
                                                                                        -----------          -----------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares..................................................               3,749,958,726         2,507,919,735
      Class B shares..................................................                 129,706,391           178,387,472
    Dividends reinvested:
      Class A shares..................................................                   6,736,334             7,895,480
      Class B shares..................................................                     124,735               318,497
    Cost of shares redeemed:
      Class A shares..................................................              (3,928,426,717)       (2,514,424,708)
      Class B shares..................................................                (128,420,059)         (157,298,474)
                                                                                       -----------           -----------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS.....................................                (170,320,590)           22,798,002
                                                                                       ------------          -----------
            TOTAL INCREASE (DECREASE) IN NET ASSETS...................                (170,464,448)           22,785,337
NET ASSETS:
    Beginning of year.................................................                 364,584,352           194,119,904
                                                                                       -----------           -----------
    End of year.......................................................                $194,119,904         $ 216,905,241
                                                                                      ============         =============

See notes to financial statements.


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.








                                                          CLASS A SHARES                              CLASS B SHARES
                                       --------------------------------------------------      -----------------------------
                                                    YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------      -----------------------------
PER SHARE DATA:                         1991      1992       1993       1994      1995          1993(1)    1994      1995
                                        -----     -----      -----      -----     -----          -----     -----     -----
    Net asset value, beginning
      of year..............          $ 1.00     $ 1.00    $ 1.00      $1.00       $1.00        $1.00     $1.00     $1.00
                                        -----     -----     -----      -----      -----         -----     -----     -----
    INVESTMENT OPERATIONS;
    Investment income-net..             .047       .031      .024       .027        .038         .005      .025      .035
                                        -----     -----     -----      -----      -----         -----     -----     -----
    DISTRIBUTIONS;
    Dividends from investment
      income-net...........            (.047)     (.031)    (.024)     (.027)      (.038)       (.005)    (.025)    (.035)
                                        -----     -----     -----      -----      -----         -----     -----     -----
    Net asset value, end of year     $ 1.00      $1.00     $1.00      $1.00       $1.00        $1.00     $1.00    $ 1.00
                                      =======    =======   =======     ======     =======       =======   =======   =======
TOTAL INVESTMENT RETURN....            4.75%      3.16%     2.44%      2.76%       3.85%        2.12%(2)  2.51%     3.60%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
       net assets..........             .20%       .20%      .20%       .20%        .20%         .45%(2)   .45%      .45%
    Ratio of net investment income
      to average net assets.......     4.54%      3.04%     2.40%      2.62%       3.78%        2.14%(2)  2.43%     3.51%
    Decrease reflected in above
      expense ratios due to
      undertakings by
      the Manager..........             .33%       .10%      .07%        _          _              _        _         _
    Net Assets, end of year
      (000's Omitted)......           $151,085   $259,416  $364,583   $192,710  $194,088          $1     $1,410     $22,817
    (1)  From September 30, 1993 (commencement of initial offering) to December 31, 1993.
    (2)  Annualized.





See notes to financial statements.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryover, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $157,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, $144,000 of the carryover expires in fiscal 2002 and $13,000 of the carryover expires in fiscal 2003.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the average daily value of the Fund's net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $88 for the period from December
1, 1995 through December 31, 1995.
    (B) Under the Service Plan ("Class B Service Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund's Class B shares and (b) pays the Manager and Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and their affiliates (collectively "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class B. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the year ended December 31, 1995, $24,719 was charged to the Fund pursuant to the Class B Service Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives an annual fee of $3,000 and an attendance fee of $500 per meeting.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
    We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Cash Management Plus, including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Cash Management Plus at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst & Young LLP signature logo]
New York, New York
January 31, 1996


DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the calendar year ended December 31, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

DREYFUS MUNICIPAL CASH
MANAGEMENT PLUS
200 PARK AVENUE
NEW YORK, NY 10166

MANAGER
THE DREYFUS CORPORATION
200 PARK AVENUE
NEW YORK, NY 10166

CUSTODIAN
THE BANK OF NEW YORK
90 WASHINGTON STREET
NEW YORK, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
DREYFUS TRANSFER, INC.
ONE AMERICAN EXPRESS PLAZA
PROVIDENCE, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                       132/676AR9512
DREYFUS
MUNICIPAL
CASH
MANAGEMENT
PLUS



ANNUAL REPORT
DECEMBER 31, 1995